UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2009

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2009, the Compensation Committee of the Board of Directors of Conexant Systems, Inc. (the "Company") set the annual base salaries and bonus targets of Sailesh Chittipeddi, Co-President, at $375,000 and 80% of base salary, and of Jean Hu, Chief Financial Officer, Senior Vice President, Corporate Development, and Treasurer, at $350,000 and 70% of base salary. These base salaries and bonus targets will be effective commencing with the pay period beginning, August 15, 2009. The other terms and conditions of their respective employment agreements remain unchanged.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

August 14, 2009	By:	Mark Peterson

Name: Mark Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary